Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of July 31, 2022

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, SLM ECFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;
•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	provided for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.
Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,813,615 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 12 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

2003-7

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$391,168,206
Aggregate Outstanding Principal Balance – Treasury Bill	59,123,273
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.11%
Aggregate Outstanding Principal Balance – One-Month LIBOR	332,044,933
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.89%
Number of Borrowers	10,403
Average Outstanding Principal Balance Per Borrower	37,601
Number of Loans	18,532
Average Outstanding Principal Balance Per Loan – Treasury Bill	40,579
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	19,446
Weighted Average Remaining Term to Scheduled Maturity	181 months
Weighted Average Annual Interest Rate	6.15%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$28,274	*
3.01% to 3.50%	1,216	415,753,853	4.0%
3.51% to 4.00%	1,536	26,919,151	6.9
4.01% to 4.50%	3,548	48,684,447	12.4
4.51% to 5.00%	3,939	62,545,414	16.0
5.01% to 5.50%	859	15,943,508	4.1
5.51% to 6.00%	994	19,373,689	5.0
6.01% to 6.50%	1,482	31,394,167	8.0
6.51% to 7.00%	1,446	37,407,373	9.6
7.01% to 7.50%	575	17,679,385	4.5
7.51% to 8.00%	1,226	41,532,653	10.6
8.01% to 8.50%	1,301	48,465,322	12.4
Equal to or greater than 8.51%	409	25,440,971	6.5

Total	18,532	$391,168,206	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,509	$3,537,958	0.9%
$5,000.00-$ 9,999.99	1,294	9,529,902	2.4
$10,000.00-$14,999.99	1,492	14,883,261	3.8
$15,000.00-$19,999.99	975	17,017,348	4.4
$20,000.00-$24,999.99	786	17,537,997	4.5
$25,000.00-$29,999.99	609	16,715,288	4.3
$30,000.00-$34,999.99	560	18,179,971	4.6
$35,000.00-$39,999.99	477	17,850,984	4.6
$40,000.00-$44,999.99	391	16,569,595	4.2
$45,000.00-$49,999.99	333	15,786,949	4.0
$50,000.00-$54,999.99	287	15,062,130	3.9
$55,000.00-$59,999.99	211	12,107,814	3.1
$60,000.00-$64,999.99	166	10,378,729	2.7
$65,000.00-$69,999.99	168	11,307,205	2.9
$70,000.00-$74,999.99	149	10,799,458	2.8
$75,000.00-$79,999.99	124	9,609,513	2.5
$80,000.00-$84,999.99	113	9,298,137	2.4
$85,000.00-$89,999.99	98	8,566,430	2.2
$90,000.00-$94,999.99	78	7,223,599	1.8
$95,000.00-$99,999.99	71	6,918,079	1.8
$100,000.00 and above	812	142,293,861	36.4

Total	10,403	$391,168,206	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	17,200	$348,529,896	89.1%
31-60 days	474	13,753,407	3.5
61-90 days	270	9,099,324	2.3
91-120 days	119	3,490,613	0.9
121-150 days	130	5,026,311	1.3
151-180 days	77	2,673,118	0.7
181-210 days	50	2,257,866	0.6
Greater than 210 days	212	6,337,671	1.6

Total	18,832	$391,168,206	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	129	$56,276	*
4 to 12	645	532,210	0.1%
13 to 24	830	1,960,498	0.5
25 to 36	827	3,445,285	0.9
37 to 48	804	4,590,324	1.2
49 to 60	902	6,836,336	1.7
61 to 72	1,998	13,545,243	3.5
73 to 84	942	9,509,891	2.4
85 to 96	785	10,051,575	2.6
97 to 108	735	10,759,488	2.8
109 to 120	875	15,201,036	3.9
121 to 132	2,418	43,387,888	11.1
133 to 144	1,232	28,213,238	7.2
145 to 156	921	25,767,771	6.6
157 to 168	789	23,951,472	6.1
169 to 180	686	22,867,372	5.8
181 to 192	551	20,564,972	5.3
193 to 204	425	17,160,977	4.4
205 to 216	304	14,162,080	3.6
217 to 228	296	15,566,697	4.0
229 to 240	183	8,823,882	2.3
241 to 252	154	7,586,312	1.9
253 to 264	141	8,280,940	2.1
265 to 276	75	4,495,870	1.1
277 to 288	98	5,662,396	1.4
289 to 300	264	22,543,390	5.8
301 to 312	423	37,057,102	9.5
313 to 324	20	1,676,047	0.4
325 to 336	13	1,508,413	0.4
337 to 348	17	789,819	0.2
349 to 360	15	2,342,466	0.6
361 and above	35	2,270,937	0.6

Total	18,532	$391,168,206	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	424	$10,654,145	2.7%
Forbearance	1,261	39,576,784	10.1
Repayment
First year in repayment	88	7,333,142	1.9
Second year in repayment	120	7,189,215	1.8
Third year in repayment	150	8,255,544	2.1
More than 3 years in repayment	16,489	318,159,377	81.3

Total	18,532	$391,168,206	100.0%

(1)
Of the trust student loans in forbearance status, approximately 16 loans with an aggregate outstanding principal balance of  $310,064, representing 0.08% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 146.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.6	-	204.6
Forbearance	-	9.4	200.5
Repayment	-	-	176.7
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $10,654,145 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $7,181,379 or approximately 67.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	176	$4,013,250	1.0%
Alaska	20	798,758	0.2
Arizona	568	10,919,741	2.8
Arkansas	112	2,240,197	0.6
California	1,697	35,396,466	9.0
Colorado	312	6,109,952	1.6
Connecticut	244	3,883,665	1.0
Delaware	52	1,020,467	0.3
District of Columbia	64	1,566,026	0.4
Florida	1,624	49,995,773	12.8
Georgia	654	16,668,207	4.3
Hawaii	77	2,170,496	0.6
Idaho	60	1,353,978	0.3
Illinois	695	13,145,874	3.4
Indiana	1,146	21,975,348	5.6
Iowa	51	731,931	0.2
Kansas	241	4,502,688	1.2
Kentucky	208	3,504,195	0.9
Louisiana	731	13,589,130	3.5
Maine	79	2,561,857	0.7
Maryland	543	11,413,975	2.9
Massachusetts	610	10,446,655	2.7
Michigan	361	8,330,119	2.1
Minnesota	201	4,139,777	1.1
Mississippi	172	4,492,588	1.1
Missouri	363	7,067,015	1.8
Montana	24	660,284	0.2
Nebraska	36	529,412	0.1
Nevada	106	2,887,963	0.7
New Hampshire	159	3,051,179	0.8
New Jersey	489	8,724,950	2.2
New Mexico	61	1,292,388	0.3
New York	1,380	24,592,772	6.3
North Carolina	471	11,085,520	2.8
North Dakota	11	339,689	0.1
Ohio	133	3,327,707	0.9
Oklahoma	258	47,465,450	1.2
Oregon	215	4,322,953	1.1
Pennsylvania	624	11,577,976	3.0
Rhode Island	38	510,289	0.1
South Carolina	235	5,321,516	1.4
South Dakota	6	158,730	*
Tennessee	253	6,071,622	1.6
Texas	1,557	32,376,481	8.3
Utah	53	1,070,244	0.3
Vermont	38	767,565	0.2
Virginia	506	9,965,669	2.5
Washington	462	7,397,670	2.1
West Virginia	85	1,963,559	0.5
Wisconsin	132	2,261,774	0.6
Wyoming	12	124,396	*
Other	127	3,001,330	0.8

Total	18,532	391,168,206	100.0%

2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	9,188	$162,439,006	41.5%
Other Repayment Options(1)	6,719	125,533,228	32.1
Income-driven Repayment(2)	2,625	103,195,972	26.4

Total	18,532	$391,168,206	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 125 loans with an aggregate outstanding principal balance of $3,410,177 currently in an interest-only period.  These interest-only loans represent approximately 0.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	9,202	$163,707,108	41.9%
Unsubsidized	9,330	227,461,098	58.1

Total	18,532	$391,168,206	100.0%

2003-7

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	55	$3,070,321	0.8%
October 1, 1993 through June 30, 2006	18,477	388,097,885	99.2
July 1, 2006 and later	0	0	0.0

Total	18,532	$391,168,206	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	449	$6,520,595	1.7%
College Assist	4	408,568	0.1
Educational Credit Management Corporation	1,019	21,502,212	5.5
Great Lakes Higher Education Corporation	12,734	284,376,734	72.7
Illinois Student Assistance Comm
Kentucky Higher Educ. Asst. Auth.	633	11,445,437	2.9
Louisiana Office Of Student Financial Asst	137	1,865,889	0.5
Michigan Guaranty Agency	166	3,649,412	0.9
New York State Higher Ed Services Corp	1,643	26,751,976	6.8
Oklahoma Guaranteed Stud Loan Prog	223	3,716,253	1.0
Pennsylvania Higher Education Assistance Agency	885	16,422,222	4.2
Texas Guaranteed Student Loan Corp	639	14,508,907	3.7

Total	18,532	$391,168,206	100.0%

A-11
2003-7